Exhibit 99.1

Verso Paper Corp.

6775 Lenox Center Court

Suite 400

Memphis, TN 38115-4436

For details, contact:

Robert P. Mundy

Senior Vice President and

Chief Financial Officer

T 901-369-4128

robert.mundy@versopaper.com

www.versopaper.com

FOR IMMEDIATE RELEASE

VERSO PAPER CORP. ANNOUNCES AMENDMENTS TO

EXCHANGE OFFERS AND CONSENT SOLICITATIONS

MEMPHIS, Tenn. (May 7, 2012) – Verso Paper Corp. (NYSE: VRS) announced today that it has amended certain terms of the previously announced exchange offers and consent solicitations of two of its subsidiaries, Verso Paper Holdings LLC and Verso Paper Inc. (together, the “Issuers”), with respect to their second priority senior secured floating rate notes due 2014 (the “Old Secured Floating Rate Notes”) and with respect to their 11 3/8% senior subordinated notes due 2016 (the “Old Subordinated Notes”).

Among other things, the amendments to both exchange offers and consent solicitations included the following changes with respect to certain covenants relating to the new series of 11.75% secured notes due 2019 (the “New Notes”) to be issued in the exchange offers: (a) revising the definition of “Existing Fixed Rate Second-Lien Notes” to include certain refinancings or exchanges of these notes, (b) revising the indebtedness covenant by imposing certain additional requirements therein relating to the refunding or refinancing of the Issuers’ existing second-lien notes; and (c) revising the restricted payments covenant to impose additional restrictions on the ability of the Issuers to refinance existing second-lien notes and make certain other restricted payments. The amended covenant terms are set forth in more detail in supplements, dated as of May 7, 2012, to each of the Issuers’ confidential offering memorandums and consent solicitation statements relating to the exchange offers.

Tendered Old Subordinated Notes may be withdrawn before the withdrawal deadline of 5:00 p.m., New York City time, on May 8, 2012. Tendered Old Secured Floating Rate Notes may no longer be withdrawn, except to the extent that the Issuers are required by law to provide additional withdrawal rights.

Except as set forth herein, in the supplements dated as of April 25, 2012, and May 7, 2012, to the Issuers’ confidential offering memorandum and consent solicitation statement dated as of March 28, 2012, and the related consent and letter of transmittal (collectively, the “Old Secured Floating Rate Notes Exchange Offer Documents”) and in Verso’s news release issued on April 11, 2012, the complete terms and conditions of the exchange offer and consent solicitation for the Old Secured Floating Rate Notes remain the same as set forth in the Old Secured Floating Rate Notes Exchange Offer Documents, copies of which were previously distributed to eligible holders of the Old Secured Floating Rate Notes.

Except as set forth herein and in the supplement dated as of May 7, 2012, to the Issuers’ confidential offering memorandum and consent solicitation statement dated as of April 25, 2012, and the related consent and letter of transmittal (collectively, the “Old Subordinated Notes Exchange Offer Documents”), the complete terms and conditions of the exchange offer and consent solicitation for the Old Subordinated Notes remain the same as set forth in the Old Subordinated Notes Exchange Offer Documents, copies of which were previously distributed to eligible holders of the Old Subordinated Notes.

If any of the conditions to the exchange offer and consent solicitation for the Old Secured Floating Rate Notes is not satisfied, the Issuers may terminate the exchange offer and consent solicitation and return tendered Old Secured Floating Rate Notes not previously accepted. The Issuers have the right to waive any of the conditions with respect to the Old Secured Floating Rate Notes. In addition, the Issuers have the right, in their sole discretion, to terminate the exchange offer and consent solicitation at any time, subject to applicable law.

If any of the conditions to the exchange offer and consent solicitation for the Old Subordinated Notes is not satisfied, the Issuers may terminate the exchange offer and consent solicitation and return tendered Old Subordinated Notes not previously accepted. The Issuers have the right to waive any of the conditions with respect to the Old Subordinated Notes. In addition, the Issuers have the right, in their sole discretion, to terminate the exchange offer and consent solicitation at any time, subject to applicable law.

General

This announcement shall not constitute an offer to purchase or a solicitation of an offer to sell any securities. The complete terms and conditions of the exchange offer for the Old Subordinated Notes are set forth in the Old Subordinated Notes Exchange Offer Documents that have been sent to eligible holders of the Old Subordinated Notes, as amended to the extent described in this news release. The exchange offer and consent solicitation for the Old Subordinated Notes is being made only through, and subject to the terms and conditions set forth in, the Old Subordinated Notes Exchange Offer Documents and related materials. The complete terms and conditions of the exchange offer and consent solicitation for the Old Secured Floating Rate Notes are set forth in the Old Secured Floating Rate Notes Exchange Offer Documents that were sent to eligible holders of the Old Secured Floating Rate Notes, as amended to the extent described in this news release and in the news releases dated as of April 11, 2012, and April 25, 2012. The exchange offer and consent solicitation for the Old Secured Floating Rate Notes is being made only through, and subject to the terms and conditions set forth in, the Old Secured Floating Rate Notes Exchange Offer Documents (as amended to the extent described in this news release) and related materials.

The New Notes are being offered in the U.S. only to (1) qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and (2) “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act, and outside the United States only to non-U.S. investors pursuant to Regulation S. The New Notes will not initially be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or in a transaction that is not subject to the registration requirements of the Securities Act or any state securities laws.

Global Bondholder Services Corporation is acting as the Information Agent for the exchange offers. Requests for the Old Subordinated Notes Exchange Offer Documents or the Old Secured Floating Rate Notes Exchange Offer Documents from eligible holders may be directed to Global Bondholder Services Corporation at (212) 430-3774 (for brokers and banks) or (866) 470-3700 (for all others).

Neither the Issuers’ boards of directors nor any other person makes any recommendation as to whether holders of Old Subordinated Notes or Old Secured Floating Rate Notes should exchange such notes, and no one has been authorized to make such a recommendation. Eligible holders of Old Subordinated Notes or Old Secured Floating Rate Notes must make their own decisions as to whether to exchange their notes, and if they decide to do so, the principal amount of the notes to exchange. Eligible holders of Old Subordinated Notes or Old Secured Floating Rate Notes should read carefully the exchange offer documents described above and related materials before any decision is made with respect to the exchange offer and consent solicitation.

About Verso

Based in Memphis, Tennessee, Verso Paper Corp. (“Verso”) is a leading North American producer of coated papers, including coated groundwood and coated freesheet, and specialty products. Verso’s paper products are used primarily in media and marketing applications, including magazines, catalogs and commercial printing applications such as high-end advertising brochures, annual reports and direct-mail advertising.

Forward-Looking Statements

In this news release, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “intend” and similar expressions. Forward-looking statements are based on currently available business, economic, financial and other information and reflect management’s current beliefs, expectations and views with respect to future developments and their potential effects on Verso. Actual results could vary materially depending on risks and uncertainties that may affect Verso and its business. For a discussion of such risks and uncertainties, please refer to Verso’s filings with the Securities and Exchange Commission. Verso assumes no obligation to update any forward-looking statement made in this news release to reflect subsequent events or circumstances or actual outcomes.

###

3